RWN3 Conservative Allocation Fund
A series of Investment Managers Series Trust (the “Trust”)

Supplement dated April 25, 2011 to
Prospectus dated March 31, 2010

On March 30 & 31, 2011, the Board of Trustees of the Trust approved a Plan of Liquidation, which authorizes the termination, liquidation and dissolution of the RWN3 Conservative Allocation Fund.  In order to effect such liquidation, the Fund will be closed to all new investment effective April 29, 2011.  Shareholders may redeem their shares until the date of liquidation.

The Fund will be liquidated on or about May 27, 2011 (the “Liquidation Date”). On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to each remaining shareholder equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

Please contact the Fund at 1-888-796-RWN3 (7963) if you have any questions or need assistance.

Please retain this Supplement with the Prospectus.